General	12 Months Ended
Dec. 31, 2011
General [Abstract]
General

1. General

The Company

We are an independent aircraft leasing company with $9.1 billion of total assets on our balance sheet mainly consisting of 251 aircraft. We are a New York Stock Exchange-listed company (AER) headquartered in The Netherlands with offices in Ireland, the United States, China, Singapore and the United Arab Emirates.

These consolidated financial statements include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a Netherlands public limited liability company ("naamloze vennootschap or N.V.") formed on July 10, 2006 for the purpose of acquiring all of the assets and liabilities of AerCap Holdings C.V. AerCap Holdings C.V. is a limited partnership ("commanditaire vennootschap") formed under the laws of The Netherlands on June 27, 2005 for the purposes of acquiring the share capital, subordinated debt and senior debt of debis AirFinance B.V. ("AerCap B.V."), which occurred on June 30, 2005 (the "2005 Acquisition"). In anticipation of our initial public offering, we changed our corporate structure from a Netherlands partnership to a Netherlands public limited liability company. This change was effected through the acquisition of all of the assets and liabilities of AerCap Holdings C.V. by AerCap Holdings N.V. on October 27, 2006. In accordance with ASC 805, "Business Combinations", this acquisition was a transaction under common control and accordingly, AerCap Holdings N.V. recognized the acquisition of the assets and liabilities of AerCap Holdings C.V. at their carrying values and no goodwill or other intangible assets were recognized.

Variable interest entities

As further discussed in Note 14, we hold equity and subordinated debt investments in ALS I, ALS II and AerFunding. ALS I, ALS II and AerFunding are variable interest entities and we account for investments in variable interest entities in accordance with ASC 810, Consolidation. As their primary beneficiaries of ALS I, ALS II and AerFunding under ASC 810, we consolidate the accounts of these entities in our accounts since their inception dates.

In May 2006, we signed a joint venture agreement with China Aviation Supplies Holding Company ("China Aviation") and affiliates of Crédit Agricole establishing AerDragon ("AerDragon"). AerDragon is 50% owned by China Aviation and 25% owned by each of us and Crédit Agricole. The joint venture owned 17 aircraft as of December 31, 2011. We act as guarantor to the lenders of AerDragon related to debt secured by the aircraft which AerDragon purchased directly from us. We provide certain aircraft and accounting related services to the joint venture. We have determined that AerDragon is a variable interest entity. AerCap further determined that it is not the primary beneficiary of AerDragon and accordingly, we account for our investment in AerDragon according to the equity method. With the exception of debt for which we act as guarantor, the obligations of AerDragon are non-recourse to us. At December 31, 2011, our maximum exposure to losses incurred by AerDragon consists of the carrying amount of our equity investment of $36.5 million and the face value of the debt guaranteed of $21.8 million, totaling $58.3 million.

In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture entered into between us and Deucalion Aviation Funds, acquired a portfolio of 19 aircraft from TUI Travel. The aircraft acquired are leased back to TUI Travel for varying terms. The aircraft portfolio was financed through a $425.7 million senior debt facility and $125.6 million of subordinated debt consisting of $62.8 million from us and $62.8 million from our joint venture partner. Under certain circumstances and at certain times, if the joint venture cannot meet its obligations under the senior debt facility, and the joint venture partners do not make additional subordinated capital available to the joint venture, AerCap can be required to purchase the aircraft from the joint venture for a price equal to the outstanding senior debt facility balance plus certain expenses and taxes in connection with the purchase. We have also entered into agreements to provide management and marketing services to AerCap Partners I. We have determined that AerCap Partners I is a variable interest entity for which we are the primary beneficiary. As such, we have consolidated AerCap Partners I in our accounts.

                In 2010, we entered into three 50% joint ventures with three separate joint venture partners. The three joint ventures collectively own ten aircraft, consisting of three A330 aircraft, three A320 aircraft and four CRJ aircraft (joint venture with Waha). On June 1, 2011 we sold our 50% interest in three A330 aircraft that had been part of a joint venture. We have determined that the remaining two joint ventures are variable interest entities for which we are the primary beneficiary. As such, we have consolidated these two joint ventures in our accounts. In 2010, we also entered into a 40% joint venture with Waha, which owned 10 aircraft as of December 31, 2011. We have determined that the 40% joint venture is a variable interest entity. AerCap further determined that it's not the primary beneficiary of the 40% joint venture and accordingly, we account for our investment in the 40% joint venture according to the equity method.

                We also have an economic interest in AerCo. AerCo is a variable interest entity for which we determined that we are not the primary beneficiary and accordingly we do not consolidate AerCo in our consolidated financials statements. We have not assigned any value on our balance sheet for our investment in AerCo, because we do not expect to realize any value.

                The effect on equity attributable to us due to changes in ownership interest in subsidiaries can be summarized as follows:

	Year ended December 31,
	2009	2010	2011

Net income attributable to AerCap Holdings N.V.	$165,166	$207,573	$172,224

Transfer (to) from non controlling interest
Increase in AerCap Holdings N.V. paid-in capital as a result of a default of the joint venture partner in AerVenture	25,078	—	—
Decrease in AerCap Holdings N.V. paid-in capital for sale of 50% equity interest in AerVenture	(45,182)	—	—
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture	—	(49,854)	—
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture	—	2,072	—
Net transfers (to) from non-controlling interest	(20,104)	(47,782)	—
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers (to) from non-controlling interests	$145,062	$159,791	$172,224

Genesis Transaction

The Genesis Transaction completed on March 25, 2010 is fully reflected in all AerCap Holdings N.V. 2010 consolidated financial statements except for the first quarter 2010 income statement (including the number of outstanding shares used for earnings per share calculations) and cash flow statement. The amalgamation gain of $274 (net of transaction expenses) is reflected in one line item in the income statement and the impact of the Genesis Transaction on the cash flow statement was also reflected in a one line item (purchase of subsidiaries, net of cash acquired).

One important factor that led us to undertake the Genesis Transaction included the ability to achieve several key strategic and financial objectives in a single transaction, such as access to a significant amount of unrestricted cash without the dilutive impact on earnings per share as compared to other alternatives, the combination of Genesis' expected unrestricted cash generation with our growth outlook, the improvement of our quality of earnings, the increase in our global client base, significant cost synergies and improved stock trading liquidity for shareholders. We believe that the Genesis Transaction helped to create a company that is a leading participant in the aircraft leasing businesses, with a strong balance sheet and diversified and profitable business lines.

                The significant amalgamation gain resulted from the difference between the consideration paid and the fair value of net assets acquired as of March 25, 2010. The consideration for Genesis consisted of a fixed number of shares (one for one), which was agreed upon on September 17, 2009. The trading price of our shares and Genesis' shares was $8.81 and $8.45, respectively, on September 17, 2009. Due to the market conditions, both AerCap's and Genesis' share prices were trading at distressed levels and significantly below the book value of the shares. Subsequently, the consideration paid was determined by the trading price of our shares on the closing date of the transaction (March 25, 2010), multiplied by the agreed upon fixed number of shares. On March 25, 2010, the trading price of our shares was $10.83, which remained lower than the book value of our shares. This distressed share price multiplied by the fixed number of shares, resulted in a consideration paid of $372.3 million, which was significantly less than the fair market value of the net assets acquired of $403.4 million.

Waha Transaction

                On November 11, 2010, we completed a transaction with Waha. As part of this transaction, we issued approximately 29.8 million new shares to Waha. In exchange, we received $105 million in cash, Waha's 50% interest in the joint venture company AerVenture, a 40% interest in Waha's 10-aircraft portfolio and a 50% interest in Waha's 4-aircraft portfolio. As of December 31, 2010, AerVenture is wholly owned subsidiary of AerCap.

AeroTurbine Transaction

On August 2, 2011, we entered into an agreement with International Lease Finance Corporation ("ILFC") for the sale of our wholly-owned subsidiary AeroTurbine, Inc. The AeroTurbine transaction was completed on October 7, 2011. The purchase price for all of the outstanding shares of AeroTurbine was $228.0 million. As a result of the sale we recognized a loss from discontinued operations of $52.8 million in the year ended December 31, 2011. The loss consisted of: (1) $22.5 million of bank fees, legal fees and contractual incentive payments to AeroTurbine management, (2) a $8.7 million deferred tax asset write-off as a result of the transfer of tax losses to the buyer; and (3) a $21.6 million book loss. The sale resulted in a $119.9 million increase of our cash position, net of incentive payments and net of AeroTurbine's cash held at the transaction date. The completion of the sale followed receipt of all necessary regulatory approvals and satisfaction of all other closing conditions. As a result of the agreement with ILFC and based on ASC 205-20, which governs financials statements for discontinued operations, for all periods presented, we have reclassified the results of AeroTurbine into discontinued operations in Consolidated Income Statements. The Condensed Consolidated Income Statements for previous periods can be summarized as follows:

	Year ended December 31,
	2007	2008	2009	2010(1)

Revenues
Lease revenue	$495,340	$541,455	$581,134	$902,320
Net gain on sale of assets	103,455	77,107	40,243	36,204
Management fee revenue	14,343	11,749	12,964	12,975
Interest revenue	28,595	18,018	9,459	3,913
Other revenue	20,079	4,113	3,692	3,866
Total revenues	661,812	652,442	647,492	959,278
Expenses
Depreciation	129,294	154,130	194,161	307,706
Asset impairment	—	5,282	18,833	10,905
Interest on debt	227,765	208,914	86,193	233,985
Other expenses	33,941	59,843	68,067	67,829
Selling, general and administrative expenses	79,598	85,630	76,628	80,627
Total expenses	470,598	513,799	443,882	701,052
Income from continuing operations before income taxes and income of investments accounted for under the equity method	191,214	138,643	203,610	258,226
Provision for income taxes	(17,080)	833	(953)	(22,194)
Net income of investments accounted for under the equity method	—	—	983	3,713
Net income from continuing operations	$174,134	$139,476	$203,640	$239,745
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	13,164	1,447	2,731	(3,199)
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses	—	—	—	274
Net income	$187,298	$140,923	$206,371	$236,820
Net loss (income) attributable to non-controlling interest, net of tax	1,155	10,883	(41,205)	(29,247)
Net income attributable to AerCap Holdings N.V.	$188,453	$151,806	$165,166	$207,573

Total earnings per share, basic and diluted	$2.22	$1.79	$1.94	$1.81
Earnings (loss) per share from discontinued operations, basic and diluted	$0.15	$0.02	$0.03	$(0.03)
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$2.07	$1.77	$1.91	$1.84

Weighted average shares outstanding, basic and diluted	85,036,957	85,036,957	85,036,957	114,952,639

(1)           Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

The Company's results from discontinued operations can be summarized as follows:

	Period ended
	December 31, 2009	December 31, 2010	October 7, 2011

Total revenues	$106,878	$89,861	$98,798

Loss from discontinued operations before taxes	5,672	(3,077)	(40,975)
Provision for income taxes	(2,941)	(122)	(11,770)
Income (loss) from discontinued operations, net of tax	2,731	(3,199)	(52,745)

                The carrying amounts of major classes of assets and liabilities as of December 31, 2010 are:

As of December 31, 2010
Assets
Flight equipment held for operating leases, net	$311,643
Inventory	103,363
Trade receivables, net of provisions	35,051
Cash and cash equivalents	35,362
Other assets	14,363

Liabilities
Debt	$291,628
Accrued expenses and other liabilities	16,313
Accounts payable	12,423
Accrued maintenance liability	8,306

                As at December 31, 2011 we did not have any assets or liabilities from discontinued operations in our Consolidated Balance Sheet.

Risks and uncertainties

                Aircraft leasing is a capital intensive business and we have significant capital requirements. In order to meet our forward purchase commitments, we will need to access committed debt facilities, secure additional financing for pre-delivery payment obligations, use our existing available cash balances, cash generated from aircraft leasing and sales, and, if necessary, the proceeds from potential capital market transactions. If we cannot meet our obligations under our forward purchase commitments, we will not recover the value of prepayments on flight equipment on our balance sheets and may be subject to other contract breach damages.

We are dependent upon the viability of the commercial aviation industry, which determines our ability to service existing and future operating leases of our aircraft. Although the aviation market recovered significantly from late 2009, a deterioration of economic conditions and the current increase in oil prices could cause our lessees to default under their leases with us, which could negatively impact our cash flows and results of operations. Furthermore, the value of the largest asset on our balance sheet—flight equipment held for operating leases—is subject to fluctuations in the values of commercial aircraft worldwide. A material decrease in aircraft values could have a downward effect on lease rentals and residual values and may require that the carrying value of our flight equipment be materially reduced.

The values of trade receivables, notes receivable, intangible lease premium assets and the provision for onerous contracts are dependent upon the financial viability of related lessees, which is directly tied to the health of the commercial aviation market worldwide.

We have significant tax losses carried forward in some of our subsidiaries, which are recognized as tax assets on our balance sheet. The recoverability of these assets is dependent upon the ability of the related entities to generate a certain level of taxable income in the future. If those entities cannot generate such taxable income, we will not realize the value of those tax assets and a corresponding valuation allowance and tax charge will be required.

We periodically perform reviews of the carrying values of our aircraft and customer receivables, inventory, the recoverable value of deferred tax assets and the sufficiency of accruals and provisions, substantially all of which are sensitive to the above risks and uncertainties.